UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): April 22, 2008

Electronics For Imaging, Inc.

(Exact name of Registrant as Specified in its Charter)

Delaware	000-18805	94-3086355
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

303 Velocity Way

Foster City, California 94404

(Address of Principal Executive Offices)

(650) 357-3500

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.	Results of Operations and Financial Condition.

On April 23, 2008, Electronics For Imaging, Inc. (“EFI”) announced preliminary financial results for the fiscal quarter ended March 31, 2008. A copy of the press release is attached hereto as Exhibit 99.1 and, except for the information under the caption “Bond Redemption,” is being furnished under Item 2.02 of this Form 8-K.

Item 2.04.	Triggering Events That Accelerate or Increase a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement.

In its Press Release dated April 23, 2008, EFI announced that it will redeem on June 2, 2008 all $240 million outstanding principal amount of its 1.50% Convertible Senior Debentures due 2023. The press release is filed as Exhibit 99.1 to this Current Report on Form 8-K and the information therein under the caption “Bond Redemption” is incorporated herein by reference.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On April 22, 2008, Christopher B. Paisley notified EFI of his intention to not stand for reelection to the Board of Directors at the upcoming Annual Meeting of Stockholders to be held on May 20, 2008. On April 22, 2008, the Board of Directors appointed Richard A. Kashnow and Thomas Georgens as members of the Board of Directors of EFI.

EFI has entered into indemnification agreements with each of Mr. Georgens and Dr. Kashnow in the form attached as Exhibit 10.1 to EFI’s Current Report on Form 8-K filed on February 15, 2008.

The foregoing description is qualified in its entirety by reference to a press release of EFI issued on April 23, 2008, a copy of which is attached hereto as Exhibit 99.2 and incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

99.1	Press Release dated April 23, 2008 – EFI Reports Q1 2008 Results

99.2	Press Release dated April 23, 2008 – EFI Announces Changes to Board of Directors

The information included in Exhibit 99.1 (except for the information under the caption “Bond Redemption”) is intended to be furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Date: April 23, 2008	ELECTRONICS FOR IMAGING, INC.

	By:	/s/ John Ritchie
	Name:	John Ritchie
	Title:	Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release dated April 23, 2008 – EFI Reports Q1 2008 Results

99.2	Press Release dated April 23, 2008 – EFI Announces Changes to Board of Directors